STATEMENTS OF CHANGES IN MEMBERS’ EQUITY - USD ($) $ in Thousands	Members' Equity	Total
BALANCE at Dec. 31, 2017	$ 26,246	$ 26,246
Net income	6,421	6,421
Member distributions	(6,831)	(6,831)
Pension liability adjustment
BALANCE at Dec. 31, 2018		25,836
Net income	7,235	7,235
Member distributions	(6,692)	(6,692)
Pension liability adjustment
BALANCE at Dec. 31, 2019	26,379	26,379
Net income	5,575	5,575
Member distributions	(6,196)
Pension liability adjustment
BALANCE at Dec. 31, 2020	$ 25,758	$ 25,758